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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


              Date of the Earliest Event Reported: July 31, 2003
                          Date of Report: July 31, 2003


                                 RIBAPHARM INC.
             (Exact name of registrant as specified in its charter)




         Delaware                     1-31294              95-4805665
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(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)      file number)        Identification No.)


                               3300 Hyland Avenue
                          Costa Mesa, California 92626
               (Address of principal executive offices) (Zip code)


                                 (714) 427-6236
                             (Registrant's telephone
                         number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.                 Description
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99.1                        Press Release dated July 31, 2003

Item 12. Results of Operations and Financial Condition.


     On July 31, 2003, Ribapharm Inc. issued a press release announcing its second fiscal quarter results ended June 30, 2003 and will hold a conference call on such date. The press release is attached as Exhibit 99.1.


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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Ribapharm Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date:    July 31, 2003               RIBAPHARM INC.


                                                  /s/    KIM D. LAMON
                                         --------------------------------------
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                 Description
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99.1                        Press Release dated July 31, 2003


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